Exhibit 99.1

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SEPTEMBER 2003

Figures appearing in these statements are presented as general information and not in connection with any sale or offer to sell or solicitation of an offer to buy any securities, nor are they intended as a representation by the company of the value of its securities. All figures reported are subject to adjustments as the annual audit by independent accountants may determine to be necessary and to the explanatory notes affecting income and balance sheet accounts contained in the company’s Annual Report on Form 10-K. Reference should also be made to information contained in that and other reports filed by TECO Energy, Inc. and Tampa Electric Company with the Securities and Exchange Commission.

TECO ENERGY, Inc.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended September 30,

(thousands)	2003	2002	2003	2002	2003	2002
Revenues	$940,661	$725,583	$2,322,120	$1,994,440	$2,971,440	$2,560,227

Expenses
Operation	662,713	431,791	1,551,211	1,210,696	1,982,808	1,564,237
Maintenance	44,270	34,815	114,557	111,418	161,558	151,021
Asset Impairment	—	—	104,125	—	103,154	—
Goodwill Impairment	32,000	—	127,156	—	127,157	—
Restructuring Charges	11,032	3,234	11,032	3,234	21,463	3,234
Depreciation	102,695	78,054	275,799	229,817	343,148	307,071
Taxes, other than income	45,563	41,052	131,506	127,576	174,181	161,243

Total expenses	898,273	588,946	2,315,386	1,682,741	2,913,469	2,186,806

Income from operations	42,388	136,637	6,734	311,699	57,971	373,421

Other income (expense)
Allowance for other funds used during construction	3,929	6,877	15,665	16,894	23,698	19,529
Other income (expense), net	5,882	15,479	52,966	43,903	71,353	57,143
Loss on Debt Extinguishment	—	—	—	—	(34,125)	—
Loss on TPGC Joint Venture Termination	—	—	(153,933)	—	(153,933)	—
Earnings from equity investments	1,384	(1,243)	(2,014)	(1,243)	(6,775)	2,420

Total other income (expense)	11,195	21,113	(87,316)	59,554	(99,782)	79,092

Interest charges
Interest expense	100,995	32,907	232,431	101,727	266,258	141,160
Distribution on Preferred Securities	9,988	9,988	29,963	28,912	39,950	33,162
Allowance for borrowed funds used during construction	(1,518)	(2,655)	(6,050)	(6,524)	(9,152)	(7,542)

Total interest charges	109,465	40,240	256,344	124,115	297,056	166,780

Income before provision for income taxes	(55,882)	117,510	(336,926)	247,138	(338,867)	285,733
(Benefit) Provision for income taxes	(25,461)	6,915	(155,639)	(9,802)	(189,783)	(27,910)

Net income from continuing operations before minority interest	(30,421)	110,595	(181,287)	256,940	(149,084)	313,643
Minority Interest	11,275	—	34,691	—	34,691	—

Net income from continuing operations	(19,146)	110,595	(146,596)	256,940	(114,393)	313,643
Discontinued Operations
Income from discontinued operations (including pretax gains on disposal)	60,833	7,358	109,157	18,360	131,455	24,364
Income tax expense (benefit)-discontinued operations	23,467	(964)	42,422	(4,726)	46,839	(6,835)

Net income from discontinued operations	37,366	8,322	66,735	23,086	84,616	31,199
Cumulative effect of a change in accounting principle, net of tax	(3,233)	—	(4,344)	—	(4,344)	—
Net Income	$14,987	$118,917	$(84,205)	$280,026	$(34,121)	$344,842

Average common shares outstanding during the period (thousands)	179,469	156,126	177,469	146,432	175,566	144,579
Earnings per average common share outstanding:
Earnings per share from continuing operations — basic	($0.11)	$0.71	($0.83)	$1.75	($0.65)	$2.17
Earnings per share — basic	$0.08	$0.76	($0.47)	$1.91	($0.19)	$2.38
Earnings per share from continuing operations — diluted	($0.11)	$0.71	($0.83)	$1.75	($0.65)	$2.17
Earnings per share — diluted	$0.08	$0.76	($0.47)	$1.91	($0.19)	$2.38

TECO ENERGY, Inc.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

(thousands)	September 30, 2003	December 31, 2002
ASSETS
Current assets
Cash and cash equivalents	$409,154	$411,142
Restricted cash	113,858	—
Short-term investments	15,826	6
Receivables, less allowance for uncollectibles	546,823	414,501
Note receivable	—	235,071
Inventories, at average cost
Fuel	96,855	110,726
Materials and supplies	96,862	92,444
Current derivative asset	12,595	12,442
Prepayments and other current assets	68,741	30,295

Total current assets	1,360,714	1,306,627

Property, plant and equipment
Utility plant in service-electric	7,719,911	4,856,484
Utility plant in service-gas	768,513	746,731
Construction work in progress	1,177,406	1,556,838
Other property	851,411	857,403

	10,517,241	8,017,456
Accumulated depreciation	(2,800,673)	(2,694,535)

	7,716,568	5,322,921
Property held for sale, net	—	162,968

Total property, plant and equipment, net	7,716,568	5,485,889

Other assets
Other investments	697,273	845,290
Investment in unconsolidated affiliates	349,463	149,169
Intangible asset	11,346	11,139
Goodwill	100,238	193,660
Long term derivative asset	5,169	122
Regulatory asset	184,350	163,234
Deferred income taxes	507,548	340,233
Deferred charges and other assets	170,989	142,441

Total other assets	2,026,376	1,845,288

Total assets	$11,103,658	$8,637,804

LIABILITIES AND CAPITAL
Current liabilities
Long-term debt due within one year
Recourse	45,430	119,004
Non-recourse (1)	1,402,818	—
Notes payable	397,500	360,500
Accounts payable	420,983	374,513
Dividends payable	—	—
Current derivative liability	44,770	3,948
Customer deposits	98,958	94,631
Interest accrued	97,277	49,052
Taxes accrued	56,092	93,371

Total current liabilities	2,563,828	1,095,019

Other liabilities
Deferred income taxes	527,812	495,007
Investment tax credits	23,988	27,496
Regulatory liability	96,388	98,079
Long term derivative liability	43,044	198
Other deferred credits and other liabilities	275,262	319,601
Property held for sale	—	119,032
Long-term debt, less amount due within one year
Recourse	3,658,724	3,112,714
Non-recourse	758,969	108,671
Preferred company securities	649,125	649,125
Minority interest	(126)	1,179
Capital
Common equity (outstanding 187,799,685 shares in 2003 and 175,841,512 shares in 2002)	2,527,333	2,642,776
Unearned compensation	(20,689)	(31,093)

Total liabilities and capital	$11,103,658	$8,637,804

Book value per share	13.46	15.03

(1)	Reflects $1.4 billion of non-recourse project debt related to the Union and Gila River projects.

TECO ENERGY, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(All significant intercompany transactions have been eliminated in the consolidated financial statements.)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended September 30,
(thousands)	2003	2002	2003	2002	2003	2002
Cash flows from operating activities
Net income	$14,987	$118,917	$(84,205)	$280,026	$(34,121)	$344,842
Adjustments to reconcile net income to net cash:
Depreciation	102,695	78,054	275,799	229,817	343,148	307,071
Deferred income taxes	(29,719)	2,812	(113,152)	(66,883)	(142,740)	(104,733)
Investment tax credit, net	(1,254)	(1,129)	(3,508)	(3,384)	(4,939)	(4,641)
Allowance for funds used during construction	(5,447)	(9,532)	(21,715)	(23,418)	(32,850)	(27,071)
Amortization of unearned compensation	4,126	1,912	12,595	8,651	17,880	9,937
Cumulative effect of a change in accounting principle, pretax	5,264	—	7,064	—	7,064	—
Gain on asset sales, pretax	(66,664)	—	(138,493)	—	(153,599)	—
Equity in earnings of unconsolidated affiliates	210	(527)	5,711	3,947	17,070	601
Minority loss	(11,275)	—	(34,691)	—	(34,691)	—
Asset impairment, pretax	—	4,887	104,125	4,887	113,382	4,887
Goodwill impairment & NCP reserve, pretax	32,000	—	127,156	—	127,156	—
Loss on TPGC transaction, pretax	—	—	153,933	—	153,933	—
Deferred revenue	—	—	—	—	—	—
Deferred recovery clause	(7,067)	23,903	(24,495)	75,195	(27,480)	79,745
Refunded to customers	—	(4,081)	—	(6,128)	(254)	(6,128)
Coal contract buyout and amoritization	—	—	—	—	—	—
Nonrecurring charges	—	—	—	—	—	—
Receivables, less allowance for uncollectibles	85,397	(34,246)	17,516	(90,948)	44,366	(38,987)
Inventories	19,628	(1,692)	19,501	(34,486)	14,618	(21,008)
Prepayments and other current assets	10,374	2,247	(36,765)	7,299	(37,792)	2,736
Taxes accrued	42,411	(15,051)	(38,943)	30,168	(44,997)	(20,276)
Interest accrued	(56,846)	32,186	(35,079)	44,016	(64,904)	21,462
Accounts payable	58,226	(5,726)	(487)	29,282	68,486	37,842
Other	18,762	(15,972)	77,976	11,299	97,516	16,831

	215,808	176,962	269,843	499,340	426,252	603,110

Cash flows from investing activities
Capital expenditures	(149,818)	(212,932)	(460,490)	(791,750)	(733,919)	(1,046,564)
Allowance for funds used during construction	5,447	9,532	21,715	23,418	32,850	27,071
Purchase of minority interest	—	—	—	(9,928)	—	(9,928)
Purchase of business	—	—	—	—	—	(35,500)
Net proceeds from sale of assets	18,309	—	168,022	—	271,298	43,200
Restricted cash	(10,658)	—	(63,458)	—	(63,458)	—
Investment in unconsolidated affiliates	(1,496)	(1,387)	(29,183)	77	(36,865)	(95)
Other non-current investments	6,850	(194,963)	(36,698)	(531,666)	(220,669)	(639,279)

	(131,366)	(399,750)	(400,092)	(1,309,849)	(750,763)	(1,661,095)

Cash flows from financing activities
Dividends	(33,567)	(55,407)	(129,539)	(153,440)	(191,894)	(201,584)
Common stock	131,279	2,780	135,832	362,888	345,518	458,710
Purchase of treasury stock	—	—	—	—	—	—
Proceeds from long-term debt	1,309	541,840	649,442	1,384,525	1,023,313	1,384,525
Minority interest	11,783	—	32,218	—	32,218	—
Restricted cash	(11,783)	146,267	(32,218)	—	(32,218)	—
Repayment of long-term debt	(17,141)	(309,915)	(515,692)	(721,892)	(743,535)	(727,071)
Settlement of J.V. termination obligation	—	—	(33,534)	—	(33,534)	—
Net increase (decrease) in short-term debt	(20,000)	(50,382)	37,000	(408,082)	166,682	(170,782)
Issuance of preferred securities	—	—	—	435,651	—	435,651
Equity contract adjustment payments	(5,083)	(5,082)	(15,248)	(10,164)	(20,331)	(10,164)

	56,797	270,101	128,261	889,486	546,219	1,169,285

Net increase (decrease) in cash and cash equivalents	141,239	47,313	(1,988)	78,977	221,708	111,300
Cash and cash equivalents at beginning of period	267,915	140,133	411,142	108,469	187,446	76,146

Cash and cash equivalents at end of period	$409,154	$187,446	$409,154	$187,446	$409,154	$187,446

TECO ENERGY, Inc.

SEGMENT INFORMATION (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,		Twelve Months Ended September 30,
(in millions)	2003	2002	2003	2002	2003	2002

Revenues (1)

Tampa Electric	$456.2	$439.1	$1,206.0	$1,198.1	$1,591.1	$1,517.3
Peoples Gas	103.2	74.4	324.9	237.1	405.9	302.9
TECO Power Services	240.6	74.3	376.0	148.9	425.5	179.3
TECO Transport	63.9	62.8	195.5	187.7	262.5	255.9
TECO Coal	72.3	82.9	225.9	244.1	298.9	326.0
Other unregulated companies	29.2	24.9	85.5	84.3	108.8	114.6

	965.4	758.4	2,413.8	2,100.2	3,092.7	2,696.0
Other/eliminations	(24.7)	(32.8)	(91.7)	(105.8)	(121.3)	(135.8)

Consolidated revenues	$940.7	$725.6	$2,322.1	$1,994.4	$2,971.4	$2,560.2

Net income (2)

Tampa Electric (3)	$53.3	$63.1	$83.8	$144.5	$111.1	$173.1
Peoples Gas	2.9	3.1	19.6	17.3	26.5	23.2
TECO Power Services (4) (5)	(62.2)	23.4	(266.3)	32.7	(274.0)	32.4
TECO Transport	2.6	4.7	12.4	15.8	17.6	21.8
TECO Coal	18.4	21.7	64.9	58.8	82.6	77.2
Other regulated companies (5)	—	(1.0)	(1.0)	3.6	2.2	5.2
Other/financing/eliminations (6)	(34.2)	(4.4)	(60.0)	(15.8)	(80.4)	(19.2)

Net income from continuing operations	(19.2)	110.6	(146.6)	256.9	(114.4)	313.7
Discontinued operations (5) (7)	37.4	8.3	66.7	23.1	84.6	31.2
Cumulative effect of change in accounting principle, net of tax (8)	(3.2)	—	(4.3)	—	(4.3)	—

Net income (including internally allocated finance costs)	$15.0	$118.9	$(84.2)	$280.0	$(34.1)	$344.9

Average common shares outstanding during the period (thousands)	176,469	156,126	177,469	146,432	175,566	144,579

Notes:

1)	Revenues for all periods reflect the presentation of energy marketing related revenues on a net basis based on the deliberation of EITF 02-03, and the reclassification of Hardee Power Partners (previously included in TPS), and TECO Coalbed Methane to Discontinued operations.
2)	Segment net income is reported on a basis that includes internally allocated financing costs.
3)	Net income for the 9-month and 12-month periods ended Sept. 30, 2003 for Tampa Electric included a $48.9 million after tax asset impairment charge related to turbine purchase cancellations.
4)	Net income for the 3 periods ended Sept. 30, 2003 for TECO Power Services included a $25.9 million after tax charge associated with the recognition of a reserve for an arbitration award against TMDP related to its indirect ownership interest of the Commonwealth Chesapeake Power Station. Net income for the 9-month and 12-month periods ended Sept. 30, 2003 for TPS also included a $61.2 million after tax charge for goodwill impairments, a $94.7 million after tax charge related to the partnership termination and resulting consolidation of the Union and Gila River stations and a $15.3 million after tax asset impairment charge for turbine purchase cancellations. In addition to all these charges, the 12-month period ended Sept. 30, 2003 also included a $5.8 million after tax charge related to the sale of TPS’ ECKG investments recorded in the fourth quarter of 2002.
5)	Net income for all periods reflect the reclassification of Hardee Power Partners (previously included in TPS), and TECO Coalbed Methane to Discontinued operations.
6)	Net income for the 3-month period ended Sept. 30, 2003 for Other/financing/eliminations included the deferral of $18.0 million of tax credits related to the production of synthetic fuel at TECO Coal. The 9-month and 12-month periods ended Sept. 30, 2003 included the deferral of $28.5 million of tax credits primarily due to the uncertainty created by the IRS’ suspension of issuance of private letter rulings. The 12-month period ended Sept. 30, 2003 also included a $20.9 million after tax charge at TECO Energy for debt extinguishment.
7)	Net income for the 3-month period ended Sept. 30, 2003 included a $34.5 million after-tax gain on the sale of Hardee Power Partners. In addition to this gain, the 9-month period ended Sept. 30, 2003 also included a $22.7 million after tax partial gain recognition on the sale of TECO Coalbed Methane’s assets. The 12-month period ended Sept. 30, 2003 included the entire $30.4 million after-tax gain on the sale of the Coalbed Methane assets, and the $34.5 gain on the sale of Hardee Power Partners.
8)	The periods ended Sept. 30, 2003 included a $3.2 million after-tax charge for the cumulative effect of an accounting change to reflect the implementation of FAS 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity . The 9-month and 12-month periods ended Sept. 30, 2003 also included a $1.1 million after-tax charge for the cumulative effect of an accounting change to reflect the adoption of FAS 143, Accounting for Asset Retirement Obligations .

TAMPA ELECTRIC COMPANY

ELECTRIC OPERATING STATISTICS (Unaudited)

	Operating Revenues*			Sales — Kilowatt-hours*
Quarter End September 30	2003	2002	Percent Change	2003	2002	Percent Change

Residential	$227,477	$215,938	5.3	2,452,192	2,329,430	5.3
Commercial	128,524	123,669	3.9	1,639,689	1,582,733	3.6
Industrial — Phosphate	16,070	17,702	(9.2)	293,677	335,173	(12.4)
Industrial — Other	24,128	21,562	11.9	344,682	319,344	7.9
Other sales of electricity	33,280	30,799	8.1	412,493	382,016	8.0
Deferred and other revenues	(2,940)	1,821	—	—	—	—

	$426,539	$411,491	3.7	5,142,733	4,948,696	3.9
Sales for resale	10,341	17,855	(42.1)	168,370	290,389	(42.0)
Other operating revenue	19,316	9,811	96.9	—	—	—

	$456,196	$439,157	3.9	5,311,103	5,239,085	1.4

Average customers	605,357	590,455	2.5	—	—	—

Retail Output to Line			—	5,422,462	5,353,689	1.3

	Operating Revenues*			Sales — Kilowatt-hours*
Year-To-Date September 30	2003	2002	Percent Change	2003	2002	Percent Change

Residential	587,319	572,139	2.7	6,359,619	6,113,008	4.0
Commercial	344,237	345,966	(0.5)	4,402,375	4,393,430	0.2
Industrial — Phosphate	49,119	55,422	(11.4)	958,037	1,028,824	(6.9)
Industrial — Other	66,270	62,384	6.2	975,121	921,826	5.8
Other sales of electricity	91,882	86,614	6.1	1,134,275	1,058,103	7.2
Deferred and other revenues	(1,746)	(8.047)	(78.3)	—	—	0.0

	$1,137,081	$1,114,478	2.0	13,829,427	13,515,191	2.3
Sales for resale	32,768	49,776	(34.2)	554,719	777,193	(28.6)
Other operating revenue	36,182	33,874	6.8	—	—

	$1,206,031	$1,198,128	0.7	14,384,146	14,292,384	0.6

Average customers	603,057	588,673	2.4	—	—	—

Retail Output to Line				14,713,163	14,420,513	2.0

	Operating Revenues*			Sales — Kilowatt-hours*
Twelve Months Ended September 30	2003	2002	Percent Change	2003	2002	Percent Change

Residential	769,116	715,444	7.5	8,293,041	7,721,475	7.4
Commercial	457,841	446,133	2.6	5,840,562	5,763,428	1.3
Industrial — Phosphate	67,996	66,476	2.3	1,307,264	1,263,493	3.5
Industrial — Other	87,652	80,532	8.8	1,287,217	1,212,152	6.2
Other sales of electricity	122,638	112,604	8.9	1,511,297	1,398,410	8.1
Deferred and other revenues	(9,456)	(11,237)	—	—	—	—

	$1,495,787	$1,409,952	6.1	18,239,381	17,358,958	5.1
Sales for resale	50,660	65 122	(22.2)	861,238	1,005,820	(14.4)
Other operating revenue	44,692	42,187	5.9	—	—	—

	$1,591,139	$1,517,261	4.9	19,100,619	18,364,778	4.0

Average customers	600,988	586,946	2.4	—	—	—

Retail Output to Line			—	19,152,837	18,461,998	3.7

*	in thousands

PEOPLES GAS SYSTEM

GAS OPERATING STATISTICS (Unaudited)

	Operating Revenues*			Therms*
Quarter Ended September 30,	2003	2002	Percent Change	2003	2002	Percent Change
By Customer Segment:
Residential	$18,460	$14,067	31.2	9,084	8,782	3.4
Commercial	29,875	26,198	14.0	77,765	72,020	8.0
Industrial	2,338	2,777	(15.8)	49,289	55,226	(10.8)
Off System Sales	42,278	22,365	89.0	76,452	59,165	29.2
Power generation	2,541	2,901	(12.4)	108,113	138,770	(22.1)
Other revenues	7,734	5,995	29.0			—

	$103,226	$74,303	38.9	320,703	333,963	(4.0)

By sales Type:
System supply	$78,130	$50,566	54.5	103,106	86,196	19.6
Transportation	17,362	17,742	(2.1)	217,597	247,767	(12.2)
Other revenues	7,734	5,995	29.0	—	—	—

	$103,226	$74,303	38.9	320,703	333,963	(4.0)

Average customers	291,230	276,365	5.4	—	—	—

	Operating Revenues*			Therms*
Year-To-Date Ended September 30,	2003	2002	Percent Change	2003	2002	Percent Change
By Customer Segment:
Residential	$80,173	$54,752	46.4	49,384	44,231	11.7
Commercial	109,297	90,533	20.7	264,183	244,382	8.1
Industrial	7,775	9,287	(16.3)	163,398	187,136	(12.7)
Off System Sales	93,610	53,439	75.2	158,246	145,051	9.1
Power generation	7,623	8,766	(13.0)	285,827	391,840	(27.1)
Other revenues	26,412	20,283	30.2			—

	$324,890	$237,060	37.0	921,038	1,012,640	(9.0)

By Sales Type:
System supply	$241,989	$160,250	51.0	273,606	262,001	4.4
Transportation	56,489	56,527	(0.1)	647,432	750,639	(13.7)
Other revenues	26,412	20,283	30.2			—

	$324,890	$237,060	37.0	921,038	1,012,640	(9.0)

Average customers	290,672	276,346	5.2	—	—	—

	Operating Revenues*			Therms*
Twelve Months Ended September 30,	2003	2002	Percent Change	2003	2002	Percent Change
By Customer Segment:
Residential	$102,034	$70,483	44.8	65,390	56,307	16.1
Commercial	141,101	118,483	19.1	347,441	321,943	7.9
Industrial	10,941	12,044	(9.2)	223,465	248,337	(10.0)
Off System Sales	108,039	62,704	72.3	189,749	179,916	5.5
Power generation	10,231	11,399	(10.2)	386,545	477,553	(19.1)
Other revenues	33,592	27,837	20.7		—	—

	$405,938	$302,950	34.0	1,212,590	1,284,056	(5.6)

By Sales Type:
System supply	$296,375	$201,320	47.2	344,109	333,598	3.2
Transportation	75,971	73,793	3.0	868,481	950,458	(8.6)
Other revenues	33,592	27,837	20.7		—	—

	$405,938	$302,950	34.0	1,212,590	1,284,056	(5.6)

Average customers	288,276	274,853	4.9	—	—	—

*	in thousands